PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM (“B SERIES”)
PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM (“C SERIES”)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated September 18, 2023
to Prospectus dated May 1, 2023
This Supplement should be read in conjunction with the current Prospectus ("Prospectus") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
This Supplement describes certain changes and updates to your Prospectus.
(1)In the “Glossary of Terms” section of the Prospectus, the definition of “Return of Purchase Payments” is revised and restated as follows:
Return of Purchase Payments Death Benefit: An optional benefit that, for an additional charge, replaces the basic death benefit provided by the Annuity.

(2)In the “Fee Table” section of the Prospectus, the “Examples” language is revised and restated as follows:
EXAMPLES
These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities.
The Example assumes you invest $100,000 in the Annuity for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. The example assumes a contract with the Return of Purchase Payments Death Benefit. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(3)In the “Fees, Charges, and Deductions” section of the Prospectus, “Example 2” is revised and restated as follows:
Example 2
Assume the following:
•two years after the gross withdrawal described above, the Account Value is $48,500 ($35,000 of remaining Account Value plus $13,500 of investment gain);
•the Charge Free Withdrawal Amount is still $7,500 because no additional Purchase Payments have been made and the Purchase Payment is still subject to a CDSC; and
•the applicable CDSC in Annuity Year 7 is now 3% (for contracts with an application sign date on or after 8/8/2016 there is no CDSC in years 6 & 7).
If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the Charge Free Withdrawal Amount. The remaining $2,500 is subject to the 3% CDSC or $75 and you will receive $9,925.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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